SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive  Proxy  Statement
[ ]   Definitive  Additional  Materials
[X]   Soliciting  Material  Pursuant  to   240.14a-12

                           Commercial Metals Company
                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                                  James Unger
                                 Steve Mongillo
                                 George Hebard
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rule 14a-6(i)(4)and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:


[ ]   Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

On November 28, 2011, entities affiliated with Carl C. Icahn (the "Icahn Entities") delivered a letter to the Board of Directors of Commercial Metals Company (the "Company") and issued a press release relating to the Company. The letter was delivered and the press release was issued in response to the Company's press release issued on November 28, 2011. The press release, which includes the full text of the letter, is incorporated herein and attached hereto as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, JAMES UNGER, STEVE MONGILLO, GEORGE HEBARD, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF COMMERCIAL METALS COMPANY FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF COMMERCIAL METALS COMPANY AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 2 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 19, 2011.

                                                                       EXHIBIT 1


                                 Press Release
                                 -------------

                                 CARL C. ICAHN



November 28, 2011


Board of Directors
Commercial Metals Company
6565 North MacArthur Boulevard, Suite 800
Irving, Texas 75039

Ladies and Gentlemen:

We have seen your press release "Commercial Metals Company to Review Unsolicited Letter From Carl Icahn" issued earlier today. You stated in your press release that: "The Company noted that Icahn's letter did not constitute a formal offer and, as such, stockholders do not need to take any action." This is absurd and in-keeping with the confused decisions and statements that this management team and Board have made over the past 3 to 4 years. We have no idea why the Board would want to misconstrue what was obviously a formal offer?

We do not want any confusion or misinformation, so let's reiterate what should have already been clear. The offer we delivered to the Board earlier today is, in all respects and without any doubt, a formal all cash offer to acquire the Company. In fact, we will repeat our offer in order to eliminate the Board's confusion. Here it is again:

     Icahn Enterprises (which currently has, on a consolidated basis, $22.4 billion of assets, including in excess of $13 billion in liquid assets, which are cash and marketable securities) hereby proposes to purchase the Company in a merger transaction at $15 per share without any financing or due diligence conditions.

Given the obvious market interest in your securities, as evidenced by today's heavy trading volumes, it is incumbent on the Board to respond to our offer as soon as possible.


                                                                   Carl C. Icahn



IMPORTANT INFORMATION: ICAHN ENTERPRISES LP HAS NOT YET COMMENCED THE TENDER OFFER REFERRED TO IN THIS PRESS RELEASE. UPON THE COMMENCEMENT OF ANY TENDER OFFER, ICAHN ENTERPRISES LP OR ONE OF ITS SUBSIDIARIES WILL FILE A TENDER OFFER STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER AND SHOULD BE READ BY SECURITY HOLDERS. IF THE TENDER OFFER IS COMMENCED, SECURITY HOLDERS WILL BE ABLE TO OBTAIN AT NO CHARGE (I) THE TENDER OFFER STATEMENT AND OTHER DOCUMENTS WHEN THEY BECOME AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV, AND (II) THE OFFER TO PURCHASE AND ALL RELATED DOCUMENTS FROM THE OFFERORS.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, JAMES UNGER, STEVE MONGILLO, GEORGE HEBARD, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF COMMERCIAL METALS COMPANY FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF COMMERCIAL METALS COMPANY AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 2 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 19, 2011.